Income Taxes - Schedule of Reconciliation of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes at UK statutory rate of 19%	$ (18,277)	$ (10,215)	$ (6,315)
R&D expenditure	5,756	5,805	3,091
Foreign rate differential	42	33	13
Change in valuation allowance	15,691	4,481	3,254
U.S. state income taxes	(13)	19
Other	(3,070)	18	(16)
Total income tax expense:	$ 129	$ 141	$ 27